UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
Charlotte, NC 28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

SEMI-ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust November 30, 2015 (Unaudited)

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	3

Performance Illustration	5
Graphical Illustration	6

Schedules of Investments
Queens Road Value Fund	7
Queens Road Small Cap Value Fund	9

Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14

Notes to Financial Statements	16

Expense Illustration	21

Additional Information	22

QUEENS ROAD FUNDS SHAREHOLDER LETTER November 30, 2015 (Unaudited)

“We’ve already been around five times and haven’t crashed once!”
– Elizabeth Scruggs

Dear Fellow Shareholders:

Early last month I was at home looking out the window and saw two of my daughters playing in our driveway. They looked like they were having a blast so I stopped and watched for a minute. My twelve year-old daughter had taken a rope and tied it to the seat of her bike. She took the other end of the rope and tied it around the chest of her ten year-old sister. She put her sister on a ripstik (basically a very wobbly skateboard) and was pulling her around our circular driveway. I immediately ran outside to prevent a tragedy.

When I opened the door and started yelling, they both seemed surprised. My twelve year-old said very confidently and sincerely, “Don’t worry Dad. We’ve got this figured out.” Her sister chimed in, “Yeah! We’ve already been around the driveway five times and haven’t crashed once…. And, I’m wearing a helmet!”

After ruining their fun and going back inside the house, I thought about my daughters’ dangerous decision-making process and was reminded of investment products and ideas that come and go-ones that work very well…until they don’t. And often they end with catastrophic results. As my ten year-old said, we’ve been doing it and it’s working well...

Over the last several years, with zero interest rates and most investors seemingly oblivious to risk, it seems like almost everything has “worked well” as asset prices across the board have risen. Whether invested on sound principles or not, a lot of money has been made. However, the recent period of increased volatility has shown us that risk in markets has not been eliminated, nor can we predict when it will rear its head. We’ve seen increased volatility and risk in high-yield bonds, we’ve seen it in oil and gas companies, and we’ve seen it in the broad equity markets.

Many times investment managers using unsound philosophies will “put on a helmet” to create an illusion of safety. But just like in my daughters’ case, when you’re doing something so inherently dangerous, putting on a helmet is not going to make it safe. This little analogy and recent market activity illustrate why it is always important to understand the investment philosophy of your investment managers. We suggest investors ask these questions about their managers’ philosophies and processes:

●	Does it make sense?

●	Has it withstood the test of time?

●	Is performance repeatable?*

●	Are expectations both reasonable and attainable?

*	There is never a guarantee that past performance is indicative of future results.

We continue to use an investment process based on fundamental, sound principles of value creation. We are very pleased with the long-term performance of our funds, on both an absolute and risk-adjusted basis. If you have any questions regarding our process or our portfolios please give us a call.

We appreciate the confidence you place in us to invest your capital wisely. We stand beside you as investors in our funds and are confident in the investments we hold.

Sincerely,

Steven Scruggs, CFA	Benton Bragg, CFA
President	Chairman

QUEENS ROAD FUNDS MANAGER’S COMMENTARY November 30, 2015 (Unaudited)

Queens Road Value Fund

For the six month period ending November 30, 2015, the Queens Road Value Fund returned -3.53% compared to a six month return of -2.99% for the S&P500 Citigroup Value Index.

Investments that Helped Performance

Constellation Brands (3.78% of net assets) rose 22% during the 6 month period ending 11/30/2015. The third largest producer and marketer of beer in the U.S. continued its recent strong performance with its marquis brands Corona and Modelo and expanded its presence in the craft brew market place with the acquisition of Ballast Point Brewing during the period. This year marks the fifth straight year in which the company’s beer brands gained market share in the U.S. The company’s other segment, wine and spirits, continues to show lackluster growth. This well managed company has demographic trends in its favor for its major brands and remains one of the Fund’s largest holdings.

McDonald’s Corp (1.3% of net assets) advanced 19% during the period. The company’s repositioning as a modern, progressive burger company is bearing fruit. Menu and service improvements helped the company post the first increase in U.S. same-store sales in over two years. In spite of headwinds posed by unfavorable foreign exchange adjustments due to the increasing value of the U.S. dollar, the company posted strong earnings and increased its dividend during the period. We are hopeful that management’s recent initiatives will continue to benefit the company’s bottom line.

Investments that Hurt Performance

Anthem (1.51% of net assets) fell 22% during the 6 month period. The health benefits company, formerly known as Wellpoint, announced in July that it would acquire health insurer Cigna in a stock and cash deal. The deal has yet to close, but Anthem has continued to slide. Higher revenues were not enough to offset higher claims costs, and profits suffered. Although we think the merger with Cigna is positive, the current health insurance market is very uncertain. Anthem announced that they would remain in the Obamacare exchanges, however we think there is a strong likelihood that that may change after the Cigna merger is consummated.

Leucadia (1.37% of net assets) tumbled more than 27% as the company continues to transform itself after the retirement of its two founders. The current CEO Richard Handler, who also serves as CEO of Leucadia’s subsidiary, Jefferies, has evolved the company’s business model towards more merchant banking. The company engages in uniquely structured, and often opaque, transactions that take a while to pan out. Historically, under prior management, the firm’s track record was impeccable. We are closely watching to see if the current management is capable of similar results.

QUEENS ROAD FUNDS MANAGER’S COMMENTARY (Continued) November 30, 2015 (Unaudited)

Queens Road Small Cap Value Fund

For the six month period ending November 30, 2015, the Queens Road Small Cap Value Fund returned 0.29% compared to a six month return of -2.93% for the Russell 2000 Value Index.

Investments that Helped Performance

Piedmont Natural Gas (2.41% of net assets) increased 56% for the 6 months ending 11/30/2015. On October 26, 2015, the company announced it had reached an agreement with Duke Energy to be acquired for $4.9 billion in cash. This amounted to an approximate 40% premium above Piedmont’s previous closing price.

RLI (3.85% of net assets) returned 25% over the last 6 months. RLI is an A+ rated specialty insurer that specializes in unique and hard to place risks. The company continued its streak of consecutive dividend increases which now stands at 40 years. This conservatively run, well managed insurer remains one of the Fund’s top holdings and we are very confident in its long-term prospects.

Fabrinet (0.64% of net assets) was up 29% for the period. This manufacturer of complex optical components was founded in 2000 by Seagate Technologies co-founder Tom Mitchell and went public in 2010. The company continues to increase utilization rates at its new manufacturing facility and continues to gain new customers. Demand for their technology and highly specialized manufacturing processes are increasing, and they are finding new applications for this technology as well.

Investments that Hurt Performance

Darling Ingredients (1.57% of net assets) fell 33% over the last 6 months in the face of declining grain, protein and fat prices. Darling produces a wide variety of goods including animal feed ingredients, gelatin, and renewable diesel fuel from waste products in the rendering, baking and food service industries. Continued lower prices for its products and an appreciating dollar impacted profitability for the year. Planned turn arounds in some of their operating facilities appear to be behind schedule, and the environment in the U.S. bio-diesel market remains difficult. While we view the company’s business model favorably, management execution has become a major concern. If concrete results do not begin to appear, we will be liquidating this position.

Ducommun (1.56% of net assets) fell 28% for the period. A California based manufacturer of aerospace structures and electronic and mechanical assemblies, Ducommun is a key supplier to OEMs on many of the world’s most advanced aeronautical programs. Significant revenue reductions due to changing U.S. defense spending priorities hit the company hard resulting in significant decreases in operating income. Also the company took charge to refinance outstanding debt which will reduce debt levels and future interest expenses. Management does not appear to be very confident that demand will pick up in the near term and are focusing on cost control. We too are not that confident and have been reducing our exposure.

Advanced machine-tool manufacturer, Hurco (1.37% of net assets), saw its share price fall 20% as it reported lower year over year quarterly earnings during the period. Reversing recent trends, North American sales showed strong growth, while European sales (its largest market) saw sales slide due to a weaker Euro and Pound Sterling. We believe two acquisitions during the period, one focused on the U.S. market and one focused in Taiwan, will benefit investors in the long term. In spite of the recent poor performance, we continue to feel good about the firm’s prospects.

The Fund continues to be invested in a defensive position holding 26.6% in cash equivalents as of November 30, 2015.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION November 30, 2015 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Period Ended November 30, 2015
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	(3.53%)	(2.99%)
1 Year	(2.73%)	(0.93%)
3 Year	12.37%	14.29%
5 Year	10.77%	13.11%
10 Year	5.37%	5.98%
Since Inception*	7.19%	7.10%

Gross Annual Operating Expense is 0.96% as disclosed in the most recent Prospectus effective October 1, 2015.

*

The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Period Ended November 30, 2015
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	0.29%	(2.93%)
1 Year	5.38%	0.35%
3 Year	12.72%	12.59%
5 Year	8.53%	10.60%
10 Year	7.01%	6.07%
Since Inception*	9.75%	8.19%

Gross Annual Operating Expenses is 1.26% as disclosed in the most recent Prospectus effective October 1, 2015.

*

The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION November 30, 2015 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the total investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of November 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 79.9%
	AEROSPACE/DEFENSE – 4.9%
8,000	General Dynamics Corp.	$1,171,680
6,600	United Technologies Corp.	633,930
		1,805,610
	APPAREL – 2.4%
14,000	VF Corp.	905,800

	BANKS – 4.5%
14,500	Bank of New York Mellon Corp.	635,680
9,000	JPMorgan Chase & Co.	600,120
6,000	State Street Corp.	435,480
		1,671,280
	BEVERAGES – 3.8%
10,000	Constellation Brands, Inc., Class A	1,402,600

	BUILDING MATERIALS – 0.9%
6,380	Fortune Brands Home & Security, Inc.	350,709

	CHEMICALS – 2.5%
9,500	LyondellBasell Industries NV, Class A	910,290

	COMPUTERS – 2.6%
3,500	International Business Machines Corp.	487,970
15,000	NetApp, Inc.	459,900
		947,870
	COSMETICS/PERSONAL CARE – 3.7%
8,800	Procter & Gamble Co.	658,592
16,400	Unilever PLC ADR	702,740
		1,361,332
	DIVERSIFIED FINANCIAL SERVICES – 2.3%
8,000	American Express Co.	573,120
3,900	T Rowe Price Group, Inc.	296,985
		870,105
	ELECTRIC – 4.5%
13,000	American Electric Power Co., Inc.	728,130
8,284	Duke Energy Corp.	561,324
8,400	Southern Co.	374,136
		1,663,590
	ELECTRONICS – 1.6%
3,400	Allegion PLC	228,514
20,000	Corning, Inc.	374,600
		603,114
	FOOD – 1.7%
3,000	Kraft Heinz Co.	221,070
9,000	Mondelez International, Inc., Class A	392,940
		614,010
	HEALTHCARE-PRODUCTS – 1.2%
2,300	Danaher Corp.	221,697
3,022	Medtronic PLC	227,677
		449,374
	HEALTHCARE-SERVICES – 1.5%
4,300	Anthem, Inc.	560,634

	HOLDING COMPANIES-DIVERSIFIED – 1.4%
28,800	Leucadia National Corp.	509,184

	HOUSEHOLD PRODUCTS/WARES – 4.4%
8,400	Clorox Co.	1,044,120
5,000	Kimberly-Clark Corp.	595,750
		1,639,870
	INSURANCE – 1.6%
3	Berkshire Hathaway, Inc., Class A*	604,080

	INTERNET – 1.3%
24,000	Symantec Corp.	469,920

	MEDIA – 4.1%
5,490	CBS Corp., Class B	277,135
5,166	Time Warner, Inc.	361,517
30,500	Twenty-First Century Fox, Inc.	900,055
		1,538,707
	MISCELLANEOUS MANUFACTURING – 3.8%
5,100	3M Co.	798,558
10,200	Ingersoll-Rand PLC	598,434
		1,396,992
	OIL & GAS – 1.0%
4,700	Exxon Mobil Corp.	383,802

	PHARMACEUTICALS – 9.3%
5,000	Bristol-Myers Squibb Co.	335,050
9,000	GlaxoSmithKline PLC ADR	364,590
10,050	Johnson & Johnson	1,017,462
13,820	Merck & Co., Inc.	732,598
31,000	Pfizer, Inc.	1,015,870
		3,465,570
	RETAIL – 1.3%
4,225	McDonald's Corp.	482,326

	SEMICONDUCTORS – 1.5%
16,000	Intel Corp.	556,320

	SOFTWARE – 4.3%
11,500	Microsoft Corp.	625,025
25,000	Oracle Corp.	974,250
		1,599,275

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of November 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
	TELECOMMUNICATIONS – 7.1%
40,020	AT&T, Inc.	$1,347,473
30,000	Cisco Systems, Inc.	817,500
10,000	Verizon Communications, Inc.	454,500
		2,619,473
	TRANSPORTATION – 0.7%
3,000	Union Pacific Corp.	251,850

	TOTAL COMMON STOCKS
	(Cost $17,642,047)	29,633,687

	EXCHANGE-TRADED FUNDS – 0.8%
	COMMODITY FUND – 0.8%
30,000	iShares Gold Trust*	308,400

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $295,770)	308,400

	SHORT-TERM INVESTMENTS – 19.1%
7,093,678	Invesco Short Term Investment Prime Portfolio, 0.08%**	7,093,678

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,093,678)	7,093,678

	TOTAL INVESTMENTS – 99.8%
	(Cost $25,031,495)	37,035,765

	Other Assets in Excess of Liabilities – 0.2%	57,051

	TOTAL NET ASSETS – 100.0%	$37,092,816

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at November 30, 2015.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of November 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 72.9%
	AEROSPACE/DEFENSE – 4.8%
1,410	Astronics Corp.*	$54,553
17,315	Cubic Corp.	840,817
75,953	Ducommun, Inc.*	1,271,453
20,700	Orbital ATK, Inc.	1,778,337
		3,945,160
	APPAREL – 1.7%
67,026	Delta Apparel, Inc.*	1,017,455
56,487	Iconix Brand Group, Inc.*	397,668
		1,415,123
	BANKS – 2.2%
78,687	Hilltop Holdings, Inc.*	1,755,507

	CHEMICALS – 0.6%
31,321	American Vanguard Corp.	493,619

	COMPUTERS – 5.3%
21,658	Digimarc Corp.*	770,592
29,000	DST Systems, Inc.	3,546,120
6,024	Radisys Corp.*	15,963
		4,332,675
	DISTRIBUTION/WHOLESALE – 1.8%
40,555	Essendant, Inc.	1,468,902

	ELECTRIC – 1.0%
18,525	MGE Energy, Inc.	805,282

	ELECTRONICS – 3.9%
17,640	Tech Data Corp.*	1,193,346
25,455	TTM Technologies, Inc.*	199,567
151,408	Vishay Intertechnology, Inc.	1,804,784
		3,197,697
	FOOD – 2.1%
116,900	Darling Ingredients, Inc.*	1,280,055
6,022	Sanderson Farms, Inc.	450,506
		1,730,561
	GAS – 6.4%
57,040	New Jersey Resources Corp.	1,714,052
33,900	Piedmont Natural Gas Co., Inc.	1,971,285
22,444	South Jersey Industries, Inc.	515,314
30,000	UGI Corp.	1,040,100
		5,240,751
	HEALTHCARE-PRODUCTS – 5.6%
2,703	Atrion Corp.	1,137,693
45,000	STERIS Corp.	3,437,100
		4,574,793
	INSURANCE – 8.7%
20,000	Crawford & Co., Class B	119,600
15,456	Endurance Specialty Holdings Ltd.	1,019,478
79,895	Horace Mann Educators Corp.	2,790,732
51,800	RLI Corp.	3,144,260
		7,074,070
	MACHINERY-CONSTRUCTION & MINING – 2.3%
42,626	Oshkosh Corp.	1,869,576

	MACHINERY-DIVERSIFIED – 3.8%
25,875	Graco, Inc.	1,952,527
41,852	Hurco Cos., Inc.	1,115,356
		3,067,883
	MEDIA – 2.0%
18,061	Meredith Corp.	842,546
17,780	Scholastic Corp.	759,561
		1,602,107
	METAL FABRICATE/HARDWARE – 0.4%
29,412	LB Foster Co.	364,709

	MISCELLANEOUS MANUFACTURING – 0.6%
21,751	Fabrinet*	520,501

	PHARMACEUTICALS – 3.5%
51,080	Owens & Minor, Inc.	1,967,091
17,012	Prestige Brands Holdings, Inc.*	865,741
		2,832,832
	RETAIL – 4.5%
48,000	Cato Corp., Class A	1,885,440
41,400	Vista Outdoor, Inc.*	1,823,670
		3,709,110
	SEMICONDUCTORS – 3.5%
32,000	Synaptics, Inc.*	2,872,640

	SOFTWARE – 2.5%
7,192	CSG Systems International, Inc.	256,970
19,222	SYNNEX Corp.	1,812,058
		2,069,028
	TELECOMMUNICATIONS – 2.5%
38,400	Plantronics, Inc.	2,031,744

	TEXTILES – 3.2%
23,864	UniFirst Corp.	2,591,153

	TOTAL COMMON STOCKS
	(Cost $30,903,002)	59,565,423

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of November 30, 2015 (Unaudited)

NUMBER OF SHARES		VALUE
	MUTUAL FUNDS – 0.4%
31,846	Central Fund of Canada Ltd., Class A**	$321,008

	TOTAL MUTUAL FUNDS
	(Cost $410,831)	321,008

	SHORT-TERM INVESTMENTS – 26.6%
21,714,856	Invesco Short Term Investment Prime Portfolio, 0.08%***	21,714,856

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $21,714,856)	21,714,856

	TOTAL INVESTMENTS – 99.9%
	(Cost $53,028,689)	81,601,287

	Other Assets in Excess of Liabilities – 0.1%	102,890

	TOTAL NET ASSETS – 100.0%	$81,704,177

*	Non-income Producing.

**	Passive foreign investment company.

***	Variable rate security; the coupon rate shown represents the yield at November 30, 2015.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of November 30, 2015 (Unaudited)

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $25,031,495, $53,028,689)	$37,035,765	$81,601,287
Receivables:
Shareholder Subscriptions	—	34,622
Dividends and Interest	95,549	164,635
Total Assets	37,131,314	81,800,544

Liabilities:
Payables:
Shareholder Redemptions	9,500	14,179
Accrued Advisory Fees (Note 3)	28,998	82,188
Total Liabilities	38,498	96,367

Net Assets	$37,092,816	$81,704,177

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$24,143,374	$53,468,259
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	418,214	(113,463)
Accumulated Undistributed Net Realized Gain (Loss) on Investments	526,958	(223,217)
Net Unrealized Appreciation on Investments	12,004,270	28,572,598
Net Assets	$37,092,816	$81,704,177

Shares of Beneficial Interest Issued and Outstanding	1,913,101	3,323,247
Net Asset Value, Offering and Redemption Price Per Share	$19.39	$24.59

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the six months ended November 30, 2015 (Unaudited)

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $593, $1,267)	$397,029	$502,681
Interest	2,268	7,717
Total investment income	399,297	510,398

Expenses:
Advisory Fees (Note 3)	175,745	486,167
Total Expenses	175,745	486,167
Net Investment Income	223,552	24,231

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	268,913	(621,554)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,816,245)	900,028
Net Realized and Unrealized Gain (Loss) on Investments	(1,547,332)	278,474

Net Increase (Decrease) in Net Assets from Operations	$(1,323,780)	$302,705

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the six months ended November 30, 2015 (Unaudited)	For the year ended May 31, 2015	For the six months ended November 30, 2015 (Unaudited)	For the year ended May 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net Investment Income	$223,552	$427,148	$24,231	$18,847
Net Realized Gain (Loss) on Investments	268,913	503,116	(621,554)	1,329,045
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,816,245)	1,683,331	900,028	4,804,996
Net Increase/(Decrease) in Net Assets from Operations	(1,323,780)	2,613,595	302,705	6,152,888

Distributions to Shareholders From:
Net Investment Income	—	(410,251)	—	—
Net Realized Gains	—	(1,341,837)	—	(2,079,604)
Net Change in Net Assets from Distributions	—	(1,752,088)	—	(2,079,604)

Capital Transactions:
Proceeds from Sale of Shares	1,442,745	3,311,395	4,898,830	11,601,034
Net Asset Value of Shares Issued on Reinvestment of Dividends	—	956,713	—	1,467,200
Cost of Shares Redeemed	(1,211,249)	(3,878,038)	(2,763,741)	(12,087,527)
Net Increase in Net Assets from Capital Transactions	231,496	390,070	2,135,089	980,707

Total Increase (Decrease) in Net Assets	(1,092,284)	1,251,577	2,437,794	5,053,991

Net Assets:
Beginning of Period	38,185,100	36,933,523	79,266,383	74,212,392
End of Period	$37,092,816	$38,185,100	$81,704,177	$79,266,383

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$418,214	$194,662	$(113,463)	$(137,694)

Capital Share Transactions:
Shares Sold	75,357	166,037	206,023	486,257
Shares Issued on Reinvestment of Dividends	—	47,764	—	62,196
Shares Redeemed	(62,057)	(193,785)	(115,057)	(505,794)
Net Increase in Shares	13,300	20,016	90,966	42,659

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each period

	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011

Net Asset Value, Beginning of Period	$20.10		$19.65	$17.15	$13.58	$14.20	$12.05

Income from Investment Operations:
Net Investment Income*	0.12		0.23	0.20	0.20	0.20	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(0.83)		1.17	2.49	3.59	(0.66)	2.11
Total from Investment Operations	(0.71)		1.40	2.69	3.79	(0.46)	2.27

Less Distributions:
Net Investment Income	—		(0.22)	(0.19)	(0.22)	(0.16)	(0.12)
Net Realized Gains	—		(0.73)	—	—	—	—
Total Distributions	—		(0.95)	(0.19)	(0.22)	(0.16)	(0.12)

Net Asset Value, End of Period	$19.39		$20.10	$19.65	$17.15	$13.58	$14.20

Total Return	(3.53	)%**	7.15%	15.69%	28.19%	(3.28)%	18.92%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$37,093		$38,185	$36,934	$33,709	$27,003	$25,831
Ratio of Expenses to Average Net Assets	0.95	%***	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.21	%***	1.14%	1.10%	1.29%	1.44%	1.20%
Portfolio Turnover Rate	3	%**	4%	—%	4%	5%	15%

*	Computed using average shares method.

**	Not annualized.

***	Annualized.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance

For a capital share outstanding throughout each period

	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31, 2015	Year Ended May 31, 2014		Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011

Net Asset Value, Beginning of Period	$24.52		$23.27	$20.84		$17.40	$20.67	$17.77

Income from Investment Operations:
Net Investment Income (Loss)*	0.01		0.01	0.00	**	0.05	0.00 **	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.06		1.90	3.18		3.69	(1.96)	3.57
Total from Investment Operations	0.07		1.91	3.18		3.74	(1.96)	3.49

Less Distributions:
Net Investment Income	—		—	—		(0.05)	(0.08)	—
Net Realized Gains	—		(0.66)	(0.75)		(0.25)	(1.23)	(0.59)
Return of Capital	—		—	—		(0.00)**	—	—
Total Distributions	—		(0.66)	(0.75)		(0.30)	(1.31)	(0.59)

Net Asset Value, End of Period	$24.59		$24.52	$23.27		$20.84	$17.40	$20.67

Total Return	0.29	%***	8.33%	15.26%		21.75%	(9.71)%	19.78%

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$81,704		$79,266	$74,212		$79,421	$65,219	$56,762
Ratio of Expenses to Average Net Assets	1.24	%****	1.24%	1.24%		1.24%	1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.06	%****	0.02%	0.01%		0.27%	0.01%	(0.42)%
Portfolio Turnover Rate	2	%***	2%	0	%*****	10%	14%	38%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

***	Not annualized.

****	Annualized.

*****	Amount is less than 0.5%.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS November 30, 2015 (Unaudited)

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management companies. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is generally less than that of a company with the largest capitalization included in the Russell 2000 Value Index, which as of May 31, 2015, was $4.2 billion. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Account Standards Codification (ASC) 946, Financial Services-Investment Companies.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2011 – 2014, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2015 (Unaudited)

Security Valuation: Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations are generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds and Mutual Funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the period ended November 30, 2015. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$29,633,687	$—	$—	$29,633,687
Exchange-Traded Funds	308,400	—	—	308,400
Short-Term Investments	7,093,678	—	—	7,093,678
Total	$37,035,765	$—	$—	$37,035,765

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2015 (Unaudited)

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$59,565,423	$—	$—	$59,565,423
Mutual Funds	321,008	—	—	321,008
Short-Term Investments	21,714,856	—	—	21,714,856
Total	$81,601,287	$—	$—	$81,601,287

*	All sub-categories within common stocks represent Level 1 investments. See Schedules of Investments for industry categories.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. For the period ended November 30, 2015, the Advisor earned $175,745 and $486,167 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amounts due to the Advisor at November 30, 2015, from the Value Fund and Small Cap Value Fund was $28,998 and $82,188, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $7,500 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the period ended November 30, 2015.

Note 4. Investment Transactions

For the period ended November 30, 2015, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $843,376 and $2,452,135, respectively, for the Value Fund, and $1,344,383 and $1,757,616, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2015, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$25,270,990	$52,266,903
Gross unrealized appreciation	$13,955,811	$28,147,772
Gross unrealized depreciation	(128,809)	(379,266)
Net unrealized appreciation on investments	$13,827,002	$27,768,506

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2015 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$195,766	$—
Undistributed long-term capital gains	250,454	302,401
Tax accumulated earnings	446,220	302,401
Accumulated capital and other losses	—	(137,694)
Net unrealized appreciation	13,827,002	27,768,506
Total accumulated earnings	$14,273,222	$27,933,213

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2015, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$—	$—
Late-year ordinary losses	—	137,694

The tax character of distributions paid during the fiscal years ended, May 31, 2015 and May 31, 2014 were as follows:

	Value Fund		Small Cap Value Fund
Distributions paid from:	2015	2014	2015	2014
Ordinary Income	$410,251	$348,702	$—	$—
Net Long Term Capital Gains	1,341,837	—	2,079,604	2,343,495
Total Taxable Distributions Paid	$1,752,088	$348,702	$2,079,604	$2,343,495

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2015, Pershing, LLC., for the benefit of its customers, owned 97.28% and 62.56% of the Value Fund and Small Cap Value Fund, respectively.

Note 7. Recently Issued Accounting Pronouncements

In May 2015, the FASB issued ASU No. 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) November 30, 2015 (Unaudited)

Note 8. Subsequent Events

Within the financial statements, the Funds are required to recognize the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Income and capital gain distributions were made to the shareholders of the Queens Road Funds after November 30, 2015, meeting the criteria of a subsequent event. The record date of the distribution was December 16, 2015, and the ex-date and payable date was December 17, 2015. The Funds’ distribution type and amount are listed as follows:

Fund Name	Distribution Type	Rate	Amount
Queens Road Value Fund	Income	$0.2231	$424,769
Queens Road Value Fund	Short-Term Capital Gain	$0.0011	$2,094
Queens Road Value Fund	Long-Term Capital Gain	$0.3572	$680,087
Queens Road Small Cap Value Fund	Long-Term Capital Gain	$0.0816	$302,677

There were no other events management was aware of after November 30, 2015 and through the date that the financial statements were filed that met the criteria of a subsequent event.

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION November 30, 2015 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2015 through November 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period* June 1, 2015 to November 30, 2015
Value Fund
Actual	$1,000.00	$964.70	$4.67
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.25	$4.80
Small Cap Value Fund
Actual	$1,000.00	$1,002.90	$6.21
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.80	$6.26

*

Expenses are equal to the Funds’ annualized expense ratio of 0.95% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION November 30, 2015 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Advisory Agreement Renewal – At a Board meeting held on July 28, 2015, the Trustees unanimously approved the continuance of the Investment Advisory Agreement between Bragg Financial Advisors, Inc. (the “Advisor”) and the Bragg Capital Trust on behalf of the Funds (“Advisory Agreement”). The Trustees considered the following factors to be of fundamental importance in their consideration of whether to approve the continuance of the Funds’ Contract: (i) the Advisor’s value investing experience, performance and that of the Funds; (ii) the nature, quality and extent of services provided by the Advisor; (iii) the cost of the services and the profit to be realized by the Advisor; (iv) the potential for economies of scale to be shared by the Funds; and (v) the Funds’ expense ratios relative to their peer group.

The Trustees had an opportunity to review the Advisory Agreement between the Trust and the Advisor and the Advisor’s current Form ADV. The Trustees also reviewed and discussed the Renewal of Advisory Agreement memo completed by the Advisor for each of the Funds. The Trustees were asked to consider the nature, extent and quality of services the Advisor has previously provided to the Funds based on a review of information provided by the Advisor. The Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution services, regulatory compliance, and other services provided to the Funds. The Trustees noted that the Funds’ performance has lagged its benchmarks, but acknowledged that such performance is common for such value funds in times of strong equity market returns, such as the current, relatively long bull market in U.S. equities. The Trustees concluded that they have a reasonable belief that the nature, extent and quality of services provided to the Funds is appropriate.

The Advisor then reviewed with the Trustees the disclosures made in the Form ADV and discussed the Advisor’s solvency. The Advisor noted the Advisor is profitable and has a clean balance sheet with no debt. The Advisor then reviewed with the Trustees a peer group analysis that described the difference in each Fund’s unitary fee structure versus that of its peer group. It was noted that it would be a better comparison to compare the Funds’ management fee against the net expense ratio of its peers in order to have a more accurate comparison. The Funds’ management fee is higher than its peer group because of its unitary fee structure and the fact that the Funds had not achieved economies of scale.

The Trustees also reviewed and discussed information provided by the Advisor comparing the expense ratio of each of the Funds with the expense ratios of the applicable Fund’s peers. The source of the information provided by the Advisor was Morningstar Associates, LLC, an independent third party specializing in mutual fund data and analytics. The cost to the Advisor for providing the services under the terms of the contract was discussed. The estimated aggregate cost of the services provided was compared to the amount paid to the Advisor under the terms of the contract. The Advisor noted that the change in the profitability of the Small Cap Value Fund to the Advisor during the period presented was largely due to a change in the allocation of the Advisor’s expenses because the Advisor had been spending more time than in the past on that Fund. Upon review and discussion of this information, the Trustees concluded that the cost of services provided and any expected profits to the Advisor were reasonable.

Next, the Funds’ current marketing efforts and the Advisor’s effort to achieve economies of scale were discussed. The Trustees reviewed and considered the cost structure to the Advisor for providing services under the terms of the contract. The Trustees determined that as the Funds’ assets increase to certain levels, economies of scale would be realized. The Trustees also considered the contract’s stipulation that management fee percentage payout would be reduced as certain asset levels of the Funds’ were achieved. The Trustees concluded that reasonable economies of scale would be realized under the terms of the contract.

QUEENS ROAD FUNDS ADDITIONAL INFORMATION (Continued) November 30, 2015 (Unaudited)

The Advisor had no other Advisory contracts with other investment companies or other types of clients that were comparable in services provided under the terms of the contract and therefore the Trustees could not rely on any comparisons between the Funds’ contract and other investment management contracts entered into by the Advisor.

The Board relied upon their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreement.

QUEENS ROAD FUNDS

Notes

THIS PAGE INTENTIONALLY LEFT BLANK

QUEENS ROAD FUNDS

Board of Trustees

Benton S. Bragg

Steven H. Scruggs

Philip C. Blount, III

Timothy J. Ignasher

Christopher B. Brady

Harold J. Smith

Investment Adviser

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Independent Auditors

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, LLC, an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to semi-annual reports.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
January 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
January 27, 2016

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
January 27, 2016